UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2016

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2016

Annual Report
to Shareholders

Deutsche Global Inflation Fund

Contents

3 Letter to Shareholders

4 Portfolio Management Review

11 Performance Summary

13 Consolidated Investment Portfolio

21 Consolidated Statement of Assets and Liabilities

23 Consolidated Statement of Operations

25 Consolidated Statements of Changes in Net Assets

26 Consolidated Financial Highlights

30 Notes to Consolidated Financial Statements

50 Report of Independent Registered Public Accounting Firm

51 Information About Your Fund's Expenses

52 Tax Information

53 Advisory Agreement Board Considerations and Fee Evaluation

58 Board Members and Officers

63 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund’s performance. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its interest-rate strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The success of the interest rate strategy depends, in part, on the effectiveness and implementation of portfolio management’s proprietary models. If portfolio management’s analysis proves to be incorrect, losses to the fund may be significant. The risk of loss is heightened during periods of rapid rises in interest rates. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. If interest rates rise due to reasons other than inflation, the fund's investment in inflation linked bonds may not be fully protected from the effects of rising interest rates. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

Deutsche Global Inflation Fund produced a total return of 6.83% for the 12 months ended September 30, 2016. The fund's benchmark, the Bloomberg Barclays U.S. Treasury: U.S. TIPS Index, produced a total return of 6.58% for the same period.

As the period opened, expectations were solidifying that the December 16, 2015 meeting of the U.S. Federal Reserve Board (the Fed) would see an initial hike in short-term rates, a view which was ultimately confirmed. The Fed’s action was supported by a continued moderate upward trend in the domestic economy despite an absence of support from growth overseas, and by improving U.S. employment numbers. Entering 2016, markets were prepared for the Fed to implement a number of additional modest upward adjustments in its benchmark short-term rate. However, January saw expectations for future rate hikes pushed out on a resurgence of concern around China’s slowing growth rate, along with yet another decline in energy prices, which would ultimately bring crude oil down below $30 a barrel. With oil viewed as a proxy for the global demand outlook, sentiment with respect to credit-sensitive segments of the market and future inflation suffered in the wake of its decline. Around the middle of February 2016, sentiment would begin to recover, supported by the revised outlook regarding Fed action and stepped-up efforts by central banks overseas to stimulate growth, along with a rebound in oil prices off of their January lows.

In late June 2016, markets were rocked by a U.K. referendum which resulted in a vote to leave the European Union. The uncertainty around a host of issues raised by a possible "Brexit" drove an investor flight to safety that pushed U.S. Treasury yields down to historically low levels. Risk sentiment would quickly recover as investors put into perspective the likely impact of Brexit on global growth. However, U.S. interest rates would finish the period only marginally above their post-Brexit lows, as demand for Treasuries was supported by the negative interest rates promoted by central banks overseas, most notably the European Central Bank and Bank of Japan.

With the exception of the short end of the curve, U.S. Treasury yields trended lower over the period. To illustrate, along the U.S. Treasury curve, the two-year yield rose from 0.64% to 0.77%, while the five-year declined from 1.37% to 1.14%, the 10-year from 2.06% to 1.60%, the 20-year from 2.51% to 1.99% and the 30-year from 2.87% to 2.32%.

As with other fixed-income instruments, TIPS prices were generally supported by the backdrop of falling long-term interest rates. In addition, valuations for TIPS were underpinned by a modest uptick in inflation expectations over the course of the 12 months. In this vein, the breakeven inflation rate for 10-year TIPS increased from 1.43% to 1.61% over the period.

How Inflation-Indexed Bonds Work

An inflation-indexed bond is a special type of fixed-income security that is structured to provide protection against inflation. The most common example of such a security in the United States is Treasury Inflation- Protected Securities (TIPS). With TIPS, both the value of the interest income and principal paid on the security are adjusted to track changes in the Urban Consumer Price Index (CPI-U) or a comparable inflation index. Interest income paid on the security is applied to the inflation-adjusted principal rather than the security's original face value.

As a result, during periods of inflation, every interest payment on TIPS will be greater than the one before it. In periods of deflation, the opposite will be true. When TIPS mature, the investors receive the greater of either the inflation-adjusted principal or the original face value. It is important to note, however, that not all inflation-indexed bonds provide the guarantee of original face value of the bond.

To better understand inflation-indexed securities, consider the example in the accompanying box.

Suppose $1,000 is invested in a 10-year inflation-indexed bond with a 4% coupon rate.

If inflation is 3% during the following year, the face value would be adjusted to $1,030 and the annual interest payment would be $41.20 (4% of $1,030).

If inflation is again 3% the following year, the principal would be adjusted to $1,060.90 ($1,030 x 1.03) and the interest payment would be $42.44 (4% of $1,060.90).

If there is 3% deflation in the third year, the face value would be adjusted downward to $1,029.07 ($1,060.90 x 0.97) and the interest payment would be $41.16 (4% of $1,029.07).

The example above is hypothetical and is not intended to represent performance of any Deutsche fund. Actual rates of return and inflation cannot be predicted and will fluctuate.

Positive and Negative Contributors to Performance

Within the fund’s core TIPS exposure, performance vs the benchmark benefited from positioning with respect to nominal Treasury rates. Specifically, an above-benchmark overall duration and correspondingly higher sensitivity to interest rate changes worked well in a declining rate environment. While our overall duration stance was a positive contributor, some of this gain was offset by adverse positioning along the yield curve.

"TIPS prices were generally supported by the backdrop of falling long-term interest rates."

Within the TIPS portion of the portfolio, the fund’s inflation positioning was essentially a neutral factor with respect to performance relative to the benchmark. The fund’s underweight exposure to inflation detracted early in the period but benefited performance as expectations eased as the period progressed.

The fund's out-of-benchmark exposure was essentially a neutral factor in performance. The fund has sought to add exposure to inflation-linked securities issued in countries where governments are either more tolerant of inflation risk or actively seeking to reflate their economy. These exposures worked well for the fund over the period, in particular tactical holdings of inflation-linked bonds in Spain and France. However, the fund's currency trades, which are driven by the link between central bank monetary policies and likely inflation outcomes in those countries, detracted from performance. In particular, we believed that the U.S. dollar would continue to strengthen in early 2016, which proved detrimental to performance.

The fund's commodity-linked exposure added modestly to relative performance over the period.

The managers used interest rate derivatives as part of implementing the fund's positioning along the yield curve, as well as to hedge against certain risks. The managers also used currency forwards to hedge the non-U.S.-dollar positions or implement specific currency views. The fund also sought to benefit from interest rate trends across developed markets by buying and selling interest rate futures contracts, with an essentially neutral impact on performance.

Outlook and Positioning

At the end of the period, we had extended the fund's inflation exposure in both the United States and the Eurozone, based on our current belief that any stabilization of global growth in the coming year could support a gradual rise in consumer price inflation. Under such a scenario, the gap between the market's and the Fed's expectations for inflation could begin to narrow. We also expect the Fed to continue to take a highly measured approach with respect to hiking rates.

Portfolio Management Team

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays U.S. Treasury: U.S. TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the U.S. Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Brexit is a combination of the words "Britain" and "exit" and refers to the exit of the United Kingdom from the European Union.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

The Urban Consumer Price Index (CPI-U) measures the changes in the price of goods and services purchased by urban consumers.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Performance Summary September 30, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
Unadjusted for Sales Charge	6.83%	1.18%	3.67%
Adjusted for the Maximum Sales Charge (max 2.75% CDSC)	3.89%	0.62%	3.39%
Bloomberg Barclays U.S. Treasury: U.S. TIPS Index†	6.58%	1.93%	4.48%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
Unadjusted for Sales Charge	5.87%	0.40%	2.87%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	5.87%	0.40%	2.87%
Bloomberg Barclays U.S. Treasury: U.S. TIPS Index†	6.58%	1.93%	4.48%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
No Sales Charges	7.01%	1.40%	3.90%
Bloomberg Barclays U.S. Treasury: U.S. TIPS Index†	6.58%	1.93%	4.48%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/16
No Sales Charges	6.90%	1.43%	3.93%
Bloomberg Barclays U.S. Treasury: U.S. TIPS Index†	6.58%	1.93%	4.48%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2016 are 1.07% ,1.79%, 0.84% and 0.69% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global Inflation Fund — Class A ■ Bloomberg Barclays U.S. Treasury: U.S. TIPS Index†

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Bloomberg Barclays U.S. Treasury: U.S. TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the U.S. Treasury with at least one year to final maturity and must be rated investment grade Baa3/BBB or higher by at least two rating agencies.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
9/30/16	$ 10.34	$ 10.34	$ 10.31	$ 10.31
9/30/15	$ 9.80	$ 9.83	$ 9.78	$ 9.78
Distribution Information as of 9/30/16
Income Dividends, Twelve Months	$ .12	$ .06	$ .15	$ .15

Consolidated Investment Portfolio
as of September 30, 2016

		Principal Amount ($)(a)	Value ($)

Government & Agency Obligations 91.9%
Sovereign Bonds 12.4%
Government of France Inflation-Indexed Bonds, REG S, 0.25%, 7/25/2024	EUR	5,073,400	6,336,941
Spain Government Inflation Linked Bond, REG S, 144A, 1.8%, 11/30/2024	EUR	4,001,220	5,205,481
			11,542,422
U.S. Treasury Obligations 79.5%
U.S. Treasury Bond, 2.5%, 5/15/2046		1,640,000	1,697,400
U.S. Treasury Floating Rate Notes:
0.303%*, 10/31/2016 (b)		350,000	350,011
0.334%*, 1/31/2017 (b)		400,000	400,068
0.44%*, 4/30/2018		300,000	300,250
U.S. Treasury Inflation-Indexed Bonds:
0.625%, 2/15/2043		4,187,000	4,198,142
0.75%, 2/15/2042		3,195,150	3,292,056
0.75%, 2/15/2045		2,524,315	2,601,905
2.0%, 1/15/2026		2,425,060	2,848,328
3.375%, 4/15/2032		542,332	795,828
3.875%, 4/15/2029		2,269,092	3,269,570
U.S. Treasury Inflation-Indexed Notes:
0.125%, 4/15/2019		2,783,333	2,830,716
0.125%, 4/15/2020		8,385,787	8,549,373
0.125%, 1/15/2022		3,136,706	3,201,428
0.125%, 7/15/2022		4,541,897	4,650,221
0.125%, 1/15/2023		3,127,860	3,177,193
0.125%, 7/15/2024		4,560,930	4,627,515
0.125%, 7/15/2026		1,124,480	1,136,772
0.25%, 1/15/2025		3,220,942	3,280,633
0.375%, 7/15/2023		3,102,390	3,215,013
0.375%, 7/15/2025		3,551,905	3,668,194
0.625%, 7/15/2021		3,278,085	3,442,169
0.625%, 1/15/2026		3,038,490	3,195,610
1.0%, 2/15/2046		1,523,520	1,684,146
1.125%, 1/15/2021		3,245,443	3,453,975
1.375%, 7/15/2018		2,767,754	2,884,897
U.S. Treasury Note, 0.75%, 10/31/2017 (b) (c)		1,251,500	1,252,380
			74,003,793
Total Government & Agency Obligations (Cost $82,489,332)			85,546,215

Mortgage-Backed Securities Pass-Throughs 0.0%
Federal National Mortgage Association, 9.0%, 3/1/2020 (Cost $7,961)		7,237	7,267

Asset-Backed 0.2%
Home Equity Loans
NovaStar Mortgage Funding Trust, "M3", Series 2004-3, 1.575%*, 12/25/2034 (Cost $219,964)		232,459	231,105

Short-Term U.S. Treasury Obligations 1.5%
U.S. Treasury Bills:
0.279%**, 11/10/2016 (d)		1,150,000	1,149,761
0.44%**, 12/1/2016 (d)		270,000	269,920
Total Short-Term U.S. Treasury Obligations (Cost $1,419,442)			1,419,681

	Shares	Value ($)

Cash Equivalents 6.6%
Deutsche Central Cash Management Government Fund, 0.42% (e) (Cost $6,134,974)	6,134,974	6,134,974

	% of Net Assets	Value ($)

Total Consolidated Investment Portfolio (Cost $90,271,673)†	100.2	93,339,242
Other Assets and Liabilities, Net	(0.2)	(220,476)
Net Assets	100.0	93,118,766

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of September 30, 2016.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $90,746,248. At September 30, 2016, net unrealized appreciation for all securities based on tax cost was $2,592,994. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,127,575 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $534,581.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) At September 30, 2016, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(c) At September 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(d) At September 30, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At September 30, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
3 Month Euro Euribor Interest Rate Futures	EUR	9/18/2017	8	2,254,562	(112)
3 Month Euro Swiss Franc (Euroswiss) Interest Rate Futures	CHF	9/18/2017	9	2,335,461	1,159
3 Month Euroyen Futures	JPY	9/15/2017	9	2,220,157	—
90 Day Eurodollar Futures	USD	9/18/2017	9	2,227,050	1,350
90 Day Sterling Interest Rate Futures	GBP	9/20/2017	14	2,262,137	227
ASX 90 Day Bank Accepted Bill Futures	AUD	9/7/2017	12	9,148,107	(674)
Total net unrealized appreciation					1,950

At September 30, 2016, open written option contracts were as follows:

Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (f)
Put Options Pay Fixed — 1.11% – Receive Floating — 3-Month LIBOR	7/14/2017 7/14/2047	10,000,000[1]	7/14/2017	182,000	(107,552)
Pay Fixed — 1.344% – Receive Floating — 3-Month LIBOR	6/12/2017 6/8/2047	10,000,000[1]	6/8/2017	174,000	(188,735)
Total				356,000	(296,287)

(f) Unrealized appreciation on written options on interest rate swap contracts at September 30, 2016 was $59,713.

At September 30, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Depreciation ($)
3/15/2017 3/15/2027	8,600,000	Floating — 3-Month LIBOR	Fixed — 1.75%	195,423	(16,659)
3/15/2017 3/15/2037	1,050,000	Floating — 3-Month LIBOR	Fixed — 2.25%	92,077	(3,376)
3/15/2017 3/15/2047	410,000	Floating — 3-Month LIBOR	Fixed — 2.25%	44,451	(1,625)
3/15/2017 3/15/2022	1,570,000	Floating — 3-Month LIBOR	Fixed — 1.5%	20,133	(1,001)
3/15/2017 3/15/2019	12,500,000	Floating — 3-Month LIBOR	Fixed — 1.25%	44,842	(2,526)
Total unrealized depreciation					(25,187)

Each commodity-linked swap is a commitment to receive the total return of the specified commodity-linked index in exchange for a fixed financing rate. At September 30, 2016, open commodity-linked swap contracts were as follows:

Bilateral Swaps
Expiration Date	Notional Amount ($)	Pay/Receive Return of the Reference Index/Entity	Value ($) (g)
Long Positions
10/17/2016	50,000[2]	Barclays-Commodity Strategy 1610 Index	34
10/17/2016	50,000[3]	Bloomberg Commodity Index	1,358
10/17/2016	40,000[15]	Bloomberg Commodity Index	1,086
10/17/2016	10,000[4]	Bloomberg Commodity Index	271
10/17/2016	10,000[5]	Bloomberg Commodity Index	271
10/17/2016	10,000[6]	Bloomberg Commodity Index	271
10/17/2016	40,000[7]	Bloomberg Commodity Index	1,086
10/17/2016	20,000[8]	Bloomberg Commodity Index	543
10/17/2016	20,000[9]	Bloomberg Commodity Index	543
10/17/2016	20,000[10]	Bloomberg Commodity Index	543
10/17/2016	30,000[11]	Bloomberg Commodity Index	814
10/17/2016	10,000[12]	Bloomberg Commodity Index	271
10/17/2016	10,000[5]	Citi Custom Beta 01	333
3/15/2017	1,000,000[13]	JPMorgan Ex-Front Month Lean Hogs Excess Return Index	(160,882)
10/17/2016	30,000[13]	JPMorgan Ranked Alpha Basket Index	160
10/17/2016	10,000[13]	JPMorgan Seasonal Spread Explorer	2
10/17/2016	20,000[8]	Merrill Lynch Enhanced Benchmark — A Pre Roll Excess Return Index	543
10/17/2016	20,000[9]	Modified Strategy D177 on the Bloomberg Commodity Index	537
10/17/2016	20,000[7]	Societe Generale Commodity Index	564
10/17/2016	45,000[14]	UBS Custom Commodity Index	(317)
Short Positions
10/17/2016	200,000[3]	Bloomberg Commodity Index 3 Month Forward	(5,609)
10/17/2016	50,000[2]	Bloomberg Commodity Index 3 Month Forward	(1,401)
10/17/2016	30,000[13]	Bloomberg Commodity Index 3 Month Forward	(840)
10/17/2016	40,000[5]	Bloomberg Commodity Index 3 Month Forward	(1,119)
3/15/2017	1,000,000[13]	Bloomberg Commodity Index Lean Hog Subindex	182,636
Total net unrealized appreciation			21,698

(g) There are no upfront payments on commodity-linked swaps listed above; therefore, unrealized appreciation (depreciation) is equal to their value.

Counterparties:

1 Nomura International PLC

2 Barclays Bank PLC

3 BNP Paribas

4 Credit Suisse

5 Citigroup, Inc.

6 Canadian Imperial Bank of Commerce

7 Societe Generale

8 Bank of America

9 Goldman Sachs & Co.

10 Macquarie Bank Ltd.

11 Morgan Stanley

12 Royal Bank of Canada

13 JPMorgan Chase Securities, Inc.

14 UBS AG

15 Wells Fargo

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at September 30, 2016 is 0.85%.

As of September 30, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	4,954,531	EUR	4,450,000	10/3/2016	44,373	Citigroup, Inc.
USD	5,038,290	EUR	4,500,000	10/3/2016	16,782	Barclays Bank PLC
GBP	7,000,000	USD	9,281,300	10/5/2016	208,034	Barclays Bank PLC
GBP	7,000,000	USD	9,380,420	10/18/2016	304,610	Barclays Bank PLC
USD	982,325	JPY	104,000,000	10/19/2016	43,892	Citigroup, Inc.
USD	2,567,113	EUR	2,290,000	10/28/2016	8,225	Citigroup, Inc.
USD	2,566,884	EUR	2,290,000	10/28/2016	8,454	Barclays Bank PLC
GBP	3,900,000	USD	5,200,982	11/4/2016	142,801	Danske Bank AS
NZD	2,410,000	USD	1,760,939	12/14/2016	10,936	Australia & New Zealand Banking Group Ltd.
EUR	9,200,000	USD	10,388,311	12/19/2016	17,255	BNP Paribas
Total unrealized appreciation					805,362

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	4,450,000	USD	4,949,935	10/3/2016	(48,969)	Societe Generale
EUR	4,500,000	USD	5,023,812	10/3/2016	(31,260)	Citigroup, Inc.
USD	9,134,496	GBP	7,000,000	10/5/2016	(61,230)	Canadian Imperial Bank of Commerce
USD	9,238,460	GBP	7,000,000	10/18/2016	(162,650)	Barclays Bank PLC
JPY	104,000,000	USD	987,643	10/19/2016	(38,574)	Societe Generale
EUR	4,580,000	USD	5,052,106	10/28/2016	(98,569)	Barclays Bank PLC
USD	2,547,246	GBP	1,950,000	11/4/2016	(18,156)	Barclays Bank PLC
USD	2,545,920	GBP	1,950,000	11/4/2016	(16,830)	Canadian Imperial Bank of Commerce
USD	6,214,890	JPY	626,079,238	11/10/2016	(31,506)	Societe Generale
JPY	626,079,238	USD	6,131,359	11/10/2016	(52,024)	Barclays Bank PLC
USD	10,380,028	EUR	9,200,480	11/16/2016	(24,502)	Barclays Bank PLC
EUR	4,624,180	USD	5,182,920	11/16/2016	(21,788)	Barclays Bank PLC
EUR	4,576,300	USD	5,144,406	11/16/2016	(6,411)	Citigroup, Inc.
USD	1,767,395	CAD	2,300,000	12/14/2016	(13,371)	Australia & New Zealand Banking Group Ltd.
USD	11,502,958	EUR	10,200,000	12/19/2016	(4,614)	Societe Generale
EUR	1,000,000	USD	1,122,462	12/19/2016	(4,827)	BNP Paribas
MXN	73,000,000	USD	3,716,687	12/30/2016	(12,332)	Barclays Bank PLC
Total unrealized depreciation					(647,613)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen MXN Mexican Peso NZD New Zealand Dollar USD United States Dollar

For information on the Fund's policy and additional disclosure regarding futures contracts, interest rate swap contracts, commodity-linked swap contracts, forward foreign currency exchange contacts and written options contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (h)
Government & Agency Obligations	$ —	$ 85,546,215	$ —	$ 85,546,215
Mortgage-Backed Securities Pass-Throughs	—	7,267	—	7,267
Asset-Backed	—	231,105	—	231,105
Short-Term U.S. Treasury Obligations	—	1,419,681	—	1,419,681
Short-Term Investments	6,134,974	—	—	6,134,974
Derivatives (i)
Futures Contracts	2,736	—	—	2,736
Commodity-Linked Swap Contracts	—	191,866	—	191,866
Forward Foreign Currency Exchange Contracts	—	805,362	—	805,362
Total	$ 6,137,710	$ 88,201,496	$ —	$ 94,339,206
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (i)
Futures Contracts	$ (786)	$ —	$ —	$ (786)
Written Options	—	(296,287)	—	(296,287)
Interest Rate Swap Contracts	—	(25,187)	—	(25,187)
Commodity-Linked Swap Contracts	—	(170,168)	—	(170,168)
Forward Foreign Currency Exchange Contracts	—	(647,613)	—	(647,613)
Total	$ (786)	$ (1,139,255)	$ —	$ (1,140,041)

There have been no transfers between fair value measurement levels during the year ended September 30, 2016.

(h) See Consolidated Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts, commodity-linked swap contracts, forward foreign currency exchange contracts, and written options, at value.

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Assets and Liabilities

as of September 30, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $84,136,699)	$ 87,204,268
Investment in Deutsche Central Cash Management Government Fund (cost $6,134,974)	6,134,974
Total investments in securities, at value (cost $90,271,673)	93,339,242
Cash	13,524
Foreign currency at value (cost $72,518)	71,889
Receivable for Fund shares sold	27,896
Interest receivable	204,905
Unrealized appreciation on bilateral swap contracts	191,866
Unrealized appreciation on forward foreign currency exchange contracts	805,362
Other assets	32,293
Total assets	94,686,977
Liabilities
Payable for Fund shares redeemed	179,317
Payable for variation margin on centrally cleared swaps	50,158
Payable for variation margin on future contracts	2,084
Options written, at value (premium received $356,000)	296,287
Unrealized depreciation on bilateral swap contracts	170,168
Unrealized depreciation on forward foreign currency exchange contracts	647,613
Accrued management fee	9,505
Accrued Trustees' fees	2,060
Other accrued expenses and payables	211,019
Total liabilities	1,568,211
Net assets, at value	$ 93,118,766

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Assets and Liabilities as of September 30, 2016 (continued)
Net Assets Consist of
Distributions in excess of net investment income	(474,788)
Net unrealized appreciation (depreciation) on: Investments	3,067,569
Swap contracts	(3,489)
Futures	1,950
Foreign currency	158,050
Written options	59,713
Accumulated net realized gain (loss)	(7,030,767)
Paid-in capital	97,340,528
Net assets, at value	$ 93,118,766
Net Asset Value
Class A Net Asset Value and redemption price per share ($9,090,561 ÷ 879,500 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.34
Maximum offering price per share (100 ÷ 97.25 of $10.34)	$ 10.63

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,553,328 ÷ 536,870 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.34
Class S Net Asset Value, offering and redemption price per share ($11,246,181 ÷ 1,090,511 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.31
Institutional Class Net Asset Value, offering and redemption price per share ($67,228,696 ÷ 6,518,842 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.31

The accompanying notes are an integral part of the financial statements.

Consolidated Statement of Operations

for the year ended September 30, 2016
Investment Income
Income: Interest	$ 875,035
Income distributions — Deutsche Central Cash Management Government Fund	16,147
Securities lending income, net of borrower rebates	5,813
Total income	896,995
Expenses: Management fee	523,294
Administration fee	130,823
Services to shareholders	49,611
Distribution and service fees	142,906
Custodian fee	67,826
Professional fees	106,285
Reports to shareholders	33,805
Registration fees	60,236
Trustees' fees and expenses	8,363
Other	23,515
Total expenses before expense reductions	1,146,664
Expense reductions	(287,781)
Total expenses after expense reductions	858,883
Net investment income (loss)	38,112
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	521,840
Swap contracts	749,730
Futures	(1,123,844)
Written options	56,790
Foreign currency	(1,017,343)
Payment by affiliate (see Note H)	2,250
(810,577)
Change in net unrealized appreciation (depreciation) on: Investments	8,042,934
Swap contracts	(297,083)
Futures	291,827
Written options	320,156
Foreign currency	285,832
8,643,666
Net gain (loss)	7,833,089
Net increase (decrease) in net assets resulting from operations	$ 7,871,201

The accompanying notes are an integral part of the financial statements.

Consolidated Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended September 30,
	2016	2015
Operations: Net investment income (loss)	$ 38,112	$ 881,900
Net realized gain (loss)	(810,577)	327,321
Change in net unrealized appreciation (depreciation)	8,643,666	(3,061,006)
Net increase (decrease) in net assets resulting from operations	7,871,201	(1,851,785)
Distributions to shareholders: Net investment income: Class A	(116,883)	(113,686)
Class B	(272)*	(1,039)
Class C	(85,147)	(34,486)
Class S	(154,936)	(92,065)
Institutional Class	(1,570,431)	(1,290,265)
Total distributions	(1,927,669)	(1,531,541)
Fund share transactions: Proceeds from shares sold	73,522,296	81,203,173
Reinvestment of distributions	1,896,186	1,503,380
Payments for shares redeemed	(183,904,748)	(36,763,795)
Net increase (decrease) in net assets from Fund share transactions	(108,486,266)	45,942,758
Increase (decrease) in net assets	(102,542,734)	42,559,432
Net assets at beginning of period	195,661,500	153,102,068
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $474,788 and $1,625,998, respectively)	$ 93,118,766	$ 195,661,500

* For the period from October 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Consolidated Financial Highlights

Class A	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.80	$ 9.99	$ 10.04	$ 11.25	$ 11.11
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	.02	.11	.14	.08
Net realized and unrealized gain (loss)	.67	(.12)	.07	(1.13)	.79
Total from investment operations	.66	(.10)	.18	(.99)	.87
Less distributions from: Net investment income	(.12)	(.09)	(.23)	(.04)	(.31)
Net realized gains	—	—	—	(.18)	(.42)
Total distributions	(.12)	(.09)	(.23)	(.22)	(.73)
Net asset value, end of period	$ 10.34	$ 9.80	$ 9.99	$ 10.04	$ 11.25
Total Return (%)[b,c]	6.83	(1.07)	1.83	(8.95)	8.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	10	14	19	41
Ratio of expenses before expense reductions (%)	1.12	1.07	1.12	1.00	1.00
Ratio of expenses after expense reductions (%)	.80	.79	.85	.87	.98
Ratio of net investment income (loss) (%)	(.11)	.18	1.06	1.28	.73
Portfolio turnover rate (%)	185	164	248	104	80
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class C	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.83	$ 10.06	$ 10.11	$ 11.38	$ 11.24
Income (loss) from investment operations: Net investment income (loss)[a]	(.09)	.00*	.09	.06	.00*
Net realized and unrealized gain (loss)	.66	(.18)	.02	(1.14)	.79
Total from investment operations	.57	(.18)	.11	(1.08)	.79
Less distributions from: Net investment income	(.06)	(.05)	(.16)	(.01)	(.23)
Net realized gains	—	—	—	(.18)	(.42)
Total distributions	(.06)	(.05)	(.16)	(.19)	(.65)
Net asset value, end of period	$ 10.34	$ 9.83	$ 10.06	$ 10.11	$ 11.38
Total Return (%)[b,c]	5.87	(1.83)	1.07	(9.62)	7.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	18	8	11	22
Ratio of expenses before expense reductions (%)	1.81	1.79	1.81	1.75	1.74
Ratio of expenses after expense reductions (%)	1.55	1.54	1.60	1.62	1.73
Ratio of net investment income (loss) (%)	(.86)	.04	.86	.59	.01
Portfolio turnover rate (%)	185	164	248	104	80

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class S	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.78	$ 9.96	$ 10.01	$ 11.21	$ 11.07
Income (loss) from investment operations: Net investment income (loss)[a]	.01	.07	.13	.16	.09
Net realized and unrealized gain (loss)	.67	(.15)	.08	(1.12)	.80
Total from investment operations	.68	(.08)	.21	(.96)	.89
Less distributions from: Net investment income	(.15)	(.10)	(.26)	(.06)	(.33)
Net realized gains	—	—	—	(.18)	(.42)
Total distributions	(.15)	(.10)	(.26)	(.24)	(.75)
Net asset value, end of period	$ 10.31	$ 9.78	$ 9.96	$ 10.01	$ 11.21
Total Return (%)[b]	7.01	(.83)	2.08	(8.70)	8.39
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	12	9	10	41
Ratio of expenses before expense reductions (%)	.89	.84	.87	.86	.84
Ratio of expenses after expense reductions (%)	.55	.54	.60	.62	.79
Ratio of net investment income (loss) (%)	.14	.70	1.28	1.50	.85
Portfolio turnover rate (%)	185	164	248	104	80
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Institutional Class	Years Ended September 30,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.78	$ 9.96	$ 10.01	$ 11.22	$ 11.07
Income (loss) from investment operations: Net investment income (loss)[a]	.01	.06	.12	.15	.12
Net realized and unrealized gain (loss)	.67	(.14)	.09	(1.11)	.78
Total from investment operations	.68	(.08)	.21	(.96)	.90
Less distributions from: Net investment income	(.15)	(.10)	(.26)	(.07)	(.33)
Net realized gains	—	—	—	(.18)	(.42)
Total distributions	(.15)	(.10)	(.26)	(.25)	(.75)
Net asset value, end of period	$ 10.31	$ 9.78	$ 9.96	$ 10.01	$ 11.22
Total Return (%)	6.90[b]	(.73)[b]	2.08[b]	(8.69)[b]	8.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67	156	123	110	149
Ratio of expenses before expense reductions (%)	.74	.69	.73	.63	.63
Ratio of expenses after expense reductions (%)	.55	.54	.60	.62	.63
Ratio of net investment income (loss) (%)	.14	.57	1.22	1.43	1.10
Portfolio turnover rate (%)	185	164	248	104	80
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Inflation Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, Cayman Global Inflation Plus Fund, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivative positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of September 30, 2016, the Fund's investment in the Subsidiary was $2,169,334, representing 2.33% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including Government & Agency Securities Portfolio, managed by Deutsche Investment Management Americas Inc. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of September 30, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2016, the Fund had no securities on loan.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income. In the case of U.S. Treasury inflation-indexed bonds, investors will receive the greater of their inflation-adjusted principal or the original face value of the bond at maturity.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Income from certain commodity-linked derivatives does not constitute "qualifying income" to the Fund. Receipt of such income could cause the Fund to be subject to tax at the Fund level. The IRS has issued a private letter ruling to the Fund stating that such income earned through its wholly owned Subsidiary constitutes qualifying income. The Fund is required to increase its taxable income by its share of the Subsidiary's income, including net gains from commodity-linked transactions. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income for future periods.

At September 30, 2016, the Fund had a net tax basis capital loss carryforward of approximately $6,847,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($6,068,000) and long-term losses ($779,000) which may be subject to certain limitations under Section 382-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders monthly. Inflation and deflation adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures and swap contracts, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$ (6,847,000)
Net unrealized appreciation (depreciation) on investments	$ 2,592,994

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2016	2015
Distributions from ordinary income*	$ 1,927,669	$ 1,531,541

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund based upon the relative net assets or other appropriate measures.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended September 30, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of September 30, 2016 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2016, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $24,130,000 to $35,110,000.

Commodity-Linked Swaps. Commodity-linked swap agreements involve a commitment to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. For the year ended September 30, 2016, the Fund entered into commodity-linked swap agreements to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities.

A summary of the open commodity-linked swap contracts as of September 30, 2016 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2016, the Fund invested in long commodity-linked swap contracts with a total notional amount generally indicative of a range from $1,465,000 to $2,360,000, and the Fund invested in short commodity-linked swap contracts with a total notional amount generally indicative of a range from $1,110,000 to $2,850,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2016, the Fund entered into interest rate futures contracts to gain exposure to different parts of the yield curve while managing overall duration and to seek to enhance returns by employing a rules-based methodology that attempts to identify interest rate trends.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2016 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $18,071,000 to $26,918,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $21,278,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the year ended September 30, 2016, the Fund entered into options and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of open written option contracts is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2016, the investment in written option contracts had a total value generally indicative of a range from approximately $272,000 to $1,009,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2016, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of September 30, 2016 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $10,347,000 to $73,323,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,199,000 to $69,441,000. The investment in forward currency contracts long vs. other currencies sold had a total contract value generally indicative of a range from $0 to approximately $3,826,000.

The following table summarizes the value of the Fund's derivative instruments held as of September 30, 2016 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ —	$ 2,736	$ 2,736
Commodity Contracts (b)	—	191,866	—	191,866
Foreign Exchange Contracts (b)	805,362	—	—	805,362
	$ 805,362	$ 191,866	$ 2,736	$ 999,964

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Unrealized appreciation on bilateral swap contracts and forward foreign currency exchange contracts

Liabilities Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$ (296,287)	$ —	$ (25,187)	$ (786)	$ (322,260)
Commodity Contracts (b)	—	—	(170,168)	—	(170,168)
Foreign Exchange Contracts (b)	—	(647,613)	—	—	(647,613)
	$ (296,287)	$ (647,613)	$ (195,355)	$ (786)	$ (1,140,041)

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Consolidated Investment Portfolio. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

(b) Options written, at value and unrealized depreciation on bilateral swap contracts and forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2016 and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 56,790	$ —	$ 754,794	$ (1,137,532)	$ (325,948)
Commodity Contracts (a)	—	—	(5,064)	13,688	8,624
Foreign Exchange Contracts (b)	—	(812,332)	—	—	(812,332)
	$ 56,790	$ (812,332)	$ 749,730	$ (1,123,844)	$ (1,129,656)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ 320,156	$ —	$ (388,104)	$ 291,827	$ 223,879
Commodity Contracts (a)	—	—	91,021	—	91,021
Foreign Exchange Contracts (b)	—	286,245	—	—	286,245
	$ 320,156	$ 286,245	$ (297,083)	$ 291,827	$ 601,145

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of September 30, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Consolidated Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received	Net Amount of Derivative Assets
Australia & New Zealand Banking Group Ltd.	$ 10,936	$ (10,936)	$ —	$ —	$ —
Bank of America	1,086	—	—	—	1,086
Barclays Bank PLC	537,914	(391,422)	—	—	146,492
BNP Paribas	18,613	(10,436)	—	—	8,177
Canadian Imperial Bank of Commerce	271	(271)	—	—	—
Citigroup, Inc	97,094	(38,790)	—	—	58,304
Credit Suisse	271	—	—	—	271
Danske Bank AS	142,801	—	—	—	142,801
Goldman Sachs & Co	1,080	—	—	—	1,080
JPMorgan Chase Securities, Inc.	182,798	(161,722)	—	—	21,076
Macquarie Bank Ltd.	543	—	—	—	543
Morgan Stanley	814	—	—	—	814
Royal Bank of Canada	271	—	—	—	271
Societe Generale	1,650	(1,650)	—	—	—
Wells Fargo	1,086	—	—	—	1,086
	$ 997,228	$ (615,227)	$ —	$ —	$ 382,001
Counterparty	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$ 13,371	$ (10,936)	$ —	$ —	$ 2,435
Barclays Bank PLC	391,422	(391,422)	—	—	—
BNP Paribas	10,436	(10,436)	—	—	—
Canadian Imperial Bank of Commerce	78,060	(271)	—	—	77,789
Citigroup, Inc.	38,790	(38,790)	—	—	—
JPMorgan Chase Securities, Inc.	161,722	(161,722)	—	—	—
Nomura International PLC	296,287	—	(296,287)	—	—
Societe Generale	123,663	(1,650)	—	—	122,013
UBS AG	317	—	(317)	—	—
	$ 1,114,068	$ (615,227)	$ (296,604)	$ —	$ 202,237

(a) The actual collateral received and/or pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the year ended September 30, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $124,195,420 and $125,918,597, respectively. Purchases and sales of U.S. Treasury obligations aggregated $104,411,890 and $215,443,187, respectively.

For the year ended September 30, 2016, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	27,200,000	$ 444,510
Options written	20,000,000	356,000
Options bought back	(13,600,000)	(225,602)
Option exercised	(5,600,000)	(105,280)
Options expired	(8,000,000)	(113,628)
Outstanding, end of period	20,000,000	$ 356,000

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.375%
Next $1 billion of such net assets	.360%
Next $1 billion of such net assets	.345%
Next $1 billion of such net assets	.330%
Next $1 billion of such net assets	.315%
Over $6 billion of such net assets	.300%

Accordingly, for the year ended September 30, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.40% of the Fund's average daily net assets.

For the period from October 1, 2015 through January 31, 2016, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.79%
Class B	1.54%
Class C	1.54%
Class S	.54%
Institutional Class	.54%

Effective February 1, 2016 through January 31, 2017 (through February 10, 2016 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.80%
Class B	1.55%
Class C	1.55%
Class S	.55%
Institutional Class	.55%

For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 30,789
Class B	232
Class C	31,757
Class S	34,546
Institutional Class	190,457
$ 287,781

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2016, the Administration Fee was $130,823, of which $7,539 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Service Provider Fees	Total Aggregated	Unpaid at September 30, 2016
Class A	$ 4,695	$ 1,121
Class B	94	—
Class C	2,320	269
Class S	4,703	1,100
Institutional Class	2,803	504
	$ 14,615	$ 2,994

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2016
Class B	$ 254	$ —
Class C	89,563	3,549
	$ 89,817	$ 3,549

In addition, DDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2016	Annual Rate
Class A	$ 23,244	$ 4,169.25%
Class B	84	—	.25%
Class C	29,761	2,568.25%
	$ 53,089	$ 6,737

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2016 aggregated $710.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2016, the CDSC for Class C shares aggregated $535. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2016, DDI received $5 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2016, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "Reports to shareholders" aggregated $19,516, of which $8,780 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended September 30, 2016, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $505.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2016.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated Deutsche Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At September 30, 2016, Deutsche Select Alternative Asset Allocation Fund and Deutsche Alternative Allocation VIP Fund held approximately 38% and 19% of the outstanding shares of the Fund, respectively.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	226,175	$ 2,240,670	357,197	$ 3,620,548
Class B	—	—	11	114
Class C	160,485	1,581,227	1,207,644	12,084,724
Class S	804,605	8,061,108	778,285	7,780,250
Institutional Class	6,266,981	61,639,291	5,823,229	57,717,537
		$ 73,522,296		$ 81,203,173
Shares issued to shareholders in reinvestment of distributions
Class A	11,560	$ 113,118	10,758	$ 109,021
Class B	28*	272*	95	966
Class C	7,079	69,553	1,980	20,220
Class S	14,679	143,047	8,227	83,062
Institutional Class	161,301	1,570,196	127,787	1,290,111
		$ 1,896,186		$ 1,503,380
Shares redeemed
Class A	(419,819)	$ (4,153,799)	(666,684)	$ (6,638,399)
Class B	(13,943)*	(136,146)*	(19,336)	(195,206)
Class C	(1,412,557)	(14,091,678)	(188,420)	(1,890,962)
Class S	(906,744)	(8,974,514)	(513,759)	(5,116,556)
Institutional Class	(15,862,732)	(156,548,611)	(2,297,610)	(22,922,672)
		$ (183,904,748)		$ (36,763,795)
Net increase (decrease)
Class A	(182,084)	$ (1,800,011)	(298,729)	$ (2,908,830)
Class B	(13,915)*	(135,874)*	(19,230)	(194,126)
Class C	(1,244,993)	(12,440,898)	1,021,204	10,213,982
Class S	(87,460)	(770,359)	272,753	2,746,756
Institutional Class	(9,434,450)	(93,339,124)	3,653,406	36,084,976
		$ (108,486,266)		$ 45,942,758

* For the period from October 1, 2015 to February 10, 2016 (see Note A).

H. Payment by Affiliate

During the year ended September 30, 2016, the Advisor agreed to reimburse the Fund $2,250 for a loss incurred on a trade executed incorrectly. The amount reimbursed was less than 0.01% of the Fund’s average net assets, thus having no impact on the Fund’s total return.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and the Shareholders of Deutsche Global Inflation Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global Inflation Fund (the "Fund") and its subsidiary at September 30, 2016, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, transfer agent, brokers and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts November 21, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2016 to September 30, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 4/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/16	$ 1,039.10	$ 1,034.30	$ 1,040.50	$ 1,039.40
Expenses Paid per $1,000*	$ 4.08	$ 7.88	$ 2.81	$ 2.80
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 4/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/16	$ 1,021.00	$ 1,017.25	$ 1,022.25	$ 1,022.25
Expenses Paid per $1,000*	$ 4.04	$ 7.82	$ 2.78	$ 2.78

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Global Inflation Fund	.80%	1.55%	.55%	.55%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 100% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which are generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Global Inflation Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds"), noting that DIMA indicated that it does not provide services to any other comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	TIPAX	TIPCX	TIPSX	TIPIX
CUSIP Number	25155T 767	25155T 742	25155T 734	25155T 726
Fund Number	454	754	2354	854

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche global inflation Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$84,726	$0	$0	$0
2015	$82,226	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$52,339	$0
2015	$0	$30,661	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$52,339	$0	$52,339
2015	$0	$30,661	$0	$30,661

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Inflation Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	November 29, 2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 29, 2016